                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of this 18th day of July, 1995, by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY, ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").

         THIS FIRST AMENDMENT IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

                                    RECITALS

         A. Landlord and Tenant entered into that certain Lease (Improvements Phase "C") dated May 22, 1995 ("Lease"), pursuant to which Landlord is leasing to Tenant the improvements which Tenant may elect to construct ("Premises"), as agent for Landlord, on that certain land located in San Jose, California, as more particularly described in the Lease and on Exhibit A attached hereto and incorporated herein by this reference. Any capitalized terms used but not defined in this First Amendment which are defined in the Lease shall have the meaning ascribed in the Lease.

         B. Landlord and Tenant now desire to amend the terms of the Lease, as more particularly described in this First Amendment.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Capitalized Interest. Section 2.9 of the Lease is hereby amended to add the following sentence at the end of the Section:

                 During the Construction Period for a Building or phase of Buildings, Capitalized Interest for such Building or phase of Buildings shall be calculated using the Construction Period Monthly Calculation set forth in Section 2.43.

         2. Monthly Calculation. Section 2.43 of the Lease is hereby amended to add the following sentence at the end of the Section:

                 During the Construction Period for a Building or phase of Buildings, "Monthly Calculation" shall mean the quotient resulting from dividing three hundred sixty (360) by the number of days in the applicable Rent Period. The applicable Rent Period shall begin on the twentieth day of the calendar month for which this Construction Period Monthly Calculation is being calculated and shall be for a period equal to the number of days in such calendar month.


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         3.      Rent Period.  Section 2.57 of the Lease is hereby deleted, and is replaced with the following:

                 2.57 Rent Period. "Rent Period" shall mean each period equal to one calendar month occurring during the Term hereof, except that: (a) the first Rent Period shall be a partial calendar month commencing on the date of the initial Advance for a Building or phase of Buildings and ending on the nineteenth day of the subsequent calendar month; (b) thereafter during the Construction Period, and ending on the nineteenth day of the last calendar month of the Construction Period, the Rent Period shall commence on the twentieth day of each calendar month and end on the nineteenth day of the subsequent calendar month; (c) the Rent Period preceding the Rent Commencement Date shall be a partial calendar month commencing on the twentieth day of the last calendar month of the Construction Period and ending on the last day of such calendar month; and (d) the last Rent Period shall be a partial calendar month commencing on the first LIBOR Business Day of the last calendar month of the Term and ending on the last day of the Term.

         4. Timing and Method of Disbursement. Section 11.6(a) of the Lease is hereby deleted, and is replaced with the following:

                          (a) Timing and Method of Disbursement. Advances to be
                 made hereunder shall not be made more frequently than monthly. For any calendar month during which Tenant desires to receive an Advance, Tenant shall submit a Draw Request on or before the fifteenth day of such month, and if Tenant submits such Draw Request by such date, then Landlord shall, subject to the conditions to funding described in Sections 11.3, 11.4 and 11.5, make the Advance as requested in such Draw Request to the party(ies) designated by Tenant on the twentieth day of such month, or the next LIBOR Business Day if the twentieth day of such month is not a LIBOR Business Day ("Advance Date"). The Advances shall be made to parties identified by Tenant, which parties may include Tenant. At the option of Tenant, Landlord shall make such Advances to one (1) or more parties.

         5. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         6. Existing Lease. Except to the extent specifically amended hereby, all terms and conditions of the Lease remain in full force and effect.








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                  [SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE]

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

                                     "LANDLORD"

                                     SUMITOMO BANK OF NEW YORK
                                     TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER
                                     THAT CERTAIN TRUST AGREEMENT DATED
                                     MAY 22, 1995 BETWEEN SUMITOMO BANK
                                     LEASING AND FINANCE, INC. AND SBNYTC

                                     By:
                                          --------------------------------------

                                     Name:
                                          --------------------------------------

                                     Its:
                                          --------------------------------------








                       [SIGNATURES CONTINUED ON NEXT PAGE]









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                [SIGNATURE PAGE TO RENT FIRST AMENDMENT TO LEASE]

                                       "TENANT"

                                       CISCO SYSTEMS, INC.,
                                       A CALIFORNIA CORPORATION

                                       By:
                                          --------------------------------------


                                          Name:
                                               ---------------------------------

                                          By:
                                               ---------------------------------

                                               Name:
                                                     ---------------------------

                                               Its:
                                                     ---------------------------


















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                                    EXHIBIT A

                               DESCRIPTION OF LAND

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lot 50, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52.

Reserving therefrom a perpetual right and easement to construct, install, maintain, repair, renew, replace, operate and use a surface drainage release to benefit Lot 49 of Tract 7560, as contained in that certain Grant of Easement recorded August 8, 1990 in Book L443, page 0754, Official Records, and described as follows:

The Northwesterly 10.00 feet of the Southeasterly 30.00 feet and the Northwesterly 100.00 feet of the Southeasterly 130.00 feet of the Northeasterly
10.00 feet of Lot 50.

That portion of Lot 51, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52, being more particularly described as follows:

Beginning at the Southeasterly corner of said Lot 51; thence along the Southerly line of said Lot 51, S. 590 27; 51 W. 77.00 feet; thence N. 14 Degrees 27 Minutes 48 Seconds E. 108.90 feet to the Northeasterly line of said Lot 51; thence along said Northeasterly line S. 30 Degrees 32 Minutes 09 Seconds E.
77.00 feet to the point of beginning, as provided for in that certain Lot Line Adjustment granted by the Director of Planning of the City of San Jose, a copy of which was recorded March 28, 1984 in the office of the Recorder of the County of Santa Clara in Book I410, page 712 of Official Records.

Lot 5 and 6, as shown on that certain Map of Tract No. 7408, which map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on November 19, 1982 in Book 506 of Maps, pages 24, 25 and 26 and a portion of that certain parcel of land described in the deed recorded December 22, 1972 in Book 0167, page 623, all as approved by that Lot Combination recorded September 16, 1992 in Book M381 of Maps, page(s) 0081, Official Records, more particularly described as follows:

Beginning at a point on the Northeasterly line of Rio Robles, as shown upon said map, at the most Southerly corner of said Lot 5; thence along said Northeasterly line of Rio Robles, N. 30 Degrees 32 Minutes 09 Seconds W. 105.50 feet; thence on a tangent curve to the right, having a


                                    EXHIBIT A
radius of 367.00 feet, through a central angle of 36 Degrees 30 Minutes 00 Seconds an arc distance of 233.80 feet; thence on a curve to the right, tangent to the previous curve, having a radius of 50.00 feet, through a central angle of 86 Degrees 01 Minute 50 Seconds an arc distance of 75.08 feet to the Southerly line of Tasman Drive as shown upon said map; thence along said line on a curve to the left, tangent to the previous curve, having a radius of 1149.00 feet, through a central angle of 32 Degrees 31 Minutes 01 Seconds an arc distance of
652.09 feet; thence N. 59 Degrees 28 Minutes 40 Seconds E. 600.40 feet; thence on a tangent curve to the right, having a radius of 33.00 feet, through a central angle of 89 Degrees 51 Minutes 11 Seconds an arc distance of 51.83 feet to the Southwesterly line of First Street, as shown upon said map; thence along said line, S. 30 Degrees 32 Minutes 09 Seconds E. 261.38 feet to the Northwesterly line of the lands of the City and County of San Francisco, as shown upon said map; thence along said line of the lands of the City and the County of San Francisco, S. 65 Degrees 09 Minutes 27 Seconds W. 1396.95 feet to the point of beginning.

Those rights as contained in that certain Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records, over the following described property:

A strip of land 80 feet wide, lying 40 feet either side of the following described line and extensions thereto, across that certain parcel of land conveyed by Charles Nelson, et ux, to Masami Ezaki by Grant Deed dated February 27, 1936 and recorded March 11, 1936, in Volume No. 765, at page 262, Official Records, Santa Clara County, hereinafter referred to as the Ezaki Parcel, said line being more particularly described as commencing at a point in the Westerly boundary of the existing San Jose-Alviso Road, said point being distant along said boundary South 30 Degrees 32 Minutes 30 Seconds East 381.31 feet from its intersection with the Northerly boundary of the above mentioned Ezaki Parcel; thence, from said point of commencement, South 65 Degrees 08 Minutes 00 Seconds West 1459.03 feet to a point in the common boundary between the above mentioned Ezaki Parcel and that certain parcel of land conveyed by Lena Lindgren, et al, to James A. Pankoski, et ux, by Joint Tenancy Deed dated November 13, 1944 and recorded November 17, 1944 in Volume No. 1227 at Page 327, Official Records, Santa Clara County, hereinafter referred to as the Pankoski Parcel, said point being distant along said common boundary South 30 Degrees 32 Minutes 30 Seconds East 237.04 feet from the most Westerly corner of the above mentioned Ezaki Parcel; the Easterly end of said strip being the above mentioned Westerly boundary of the San Jose-Alviso Road, and the Westerly end of said strip being the above mentioned common boundary between the Pankoski and Ezaki Parcels.


                                    EXHIBIT A